6. FINANCIAL RISK MANAGEMENT (Details 5) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financial Risk Management Details 5
Total borrowings	$ 42,966	$ 25,972	$ 7,993
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(15,412)	(5,609)
Net debt	27,554	20,363
Total capital attributable to owners	$ 44,464	$ 31,417
Leverage ratio	61.97%	64.82%